FIRST BANCORP INVESTORS PRESENTATION JUNE 23, 2005

FIRST BANCORP Second largest Financial Holding Company in Puerto Rico, with 17.4 billion in assets. With diversified financial operations in Puerto Rico, the US and British Virgin Islands, and Florida, USA. Organized in Puerto Rico in 1948. ^ Public Institution since 1987 ^ NYSE listed since 1993. FIRST BANCORP

PROFILE OF FIRST BANCORP 1991 3/2005 % CHANGE ASSETS (billions) 1.9 17.4 815.8 LOANS (billions) 1.3 11.0 746.2 INVESTMENTS (billions) .6 6.1 916.7 DEPOSITS (billions) 1.4 9.2 557.1 BORROWINGS (billions) .4 6.0 1,400.0 NET INT. INCOME (MIL) (1ST QTR ONLY) 14.7 109.6 645.6 NET INCOME (MIL) (1ST QTR ONLY) 3.0 53.4 1,680.0 % EFFICIENCY RATIO 63.7 40.8 22.90 percentage points ROA (%) .53 1.40 87 basis points ROCE (%) 20.2 25.44 5.24 percentage points TOTAL FIN. SERVICES OFFICES 34 129 95 offices TOTAL DEPOSITORY BRANCHES 33 57 24 branches EARNINGS PER SHARE(1ST QTR ONLY) .05 1.04 1,980.0 STOCK PRICE .61 (1) 39.33 6,347.5 QUARTERLY DIVIDENDS 0 .14 --- PER SHARE Closing price 6/20/05

CURRENT STRUCTURE CURRENT STRUCTURE

Easternmost Caribbean Island of the Greater Antilles Population : 3.9 million US Citizens Geographical territory : 3,500 square miles Currency : US dollar Political Status : US Commonwealth Dual Judicial System, local and federal US Customs and migration PUERTO RICO

Commonwealth status means: ^ Same currency (US dollar). ^ Federal court system, in addition to local courts. ^ Same federal laws to the financial system. • Regulatory banking structure same as any bank in the US. ^ Federal Deposit Insurance ^ Same Social Security System. ^ No federal taxes in Puerto Rico source income. PUERTO RICO

Fully integrated to US economy. ^ Full mobility of funds, people and goods between Puerto Rico and the mainland. Strong manufacturing base. ^ Construction, service, and tourism sectors emphasized more in recent years. GNP growth of 2.8% in fiscal year 2004. 2.3% GNP growth expected for fiscal year 2005. PUERTO RICO ECONOMY

FIRST BANCORP STRENGTHS Years with Years of First BanCorp Experience Age ^Angel Alvarez, Chairman & CEO 15 33 57 ^Luis Beauchamp, SEVP & CCO 15 41 62 ^Annie Astor-Carbonell, SEVP & CFO 22 26 47 ^Aurelio Aleman, EVP-Consumer 8 24 46 ^Randolfo Rivera, EVP-Corporate 7 30 51 ^Dacio Pasarell, EVP-Operations 2 32 56 ^Cassan Pancham, FSVP-Virgin Islands 3 22 44 ^Emilio Martino, SVP-Credit Risk 3 33 54 ^Luis Cabrera, SVP Investment & Treasury 8 12 35 ^Pedro Romero, SVP-Controller 3 7 32 ^Carmen Szendrey, SVP-General Counsel 5 12 37 ^Aida Garcia, SVP-Human Resources 17 31 53 ^Alan Cohen, SVP-Marketing -- 15 39 STRONG MANAGEMENT TEAM

STRENGTHS DYNAMIC LOCAL MANAGEMENT All important decisions made in Puerto Rico Clients have total access to management. Prompt credit decisions. BOTTOM LINE ORIENTED Consistent earnings increases for last 14 years. Above average profitability ratios for past 14 years. EFFICIENCY -- Efficiency ratio consistently better than peers.

STRENGTHS STRONG COMMERCIAL AND CONSUMER BANKING FRANCHISES. STRONG INVESTMENTS/TREASURY MANAGEMENT -- This function is consistent contributor to earnings. SALES ORIENTED BRANCH NETWORK -- Modern branches. -- Sales culture at branches has advanced significantly in past three years. EXCELLENT GOODWILL/NAME -- Solid institution, 57 years old, contributing to Puerto Rico economy.

INCOME STATEMENT ($ in millions) (1)Include late loan fees and prepayment penalties reclassified to interest income from loan income.

SOURCES OF REVENUE 2004% 3/2005 % Interest Income (1): INVESTMENTS 296.4 36.4 71.7 29.8 COMMERCIAL 130.4 16.0 43.4 18.0 CONSUMER 174.4 21.4 47.3 19.6 RESIDENTIAL MORTGAGES 153.7 18.9 59.0 24.5 INTEREST INCOME 754.9 92.7 221.4 91.9 Other Income: SERVICE CHARGES, FEES & OTHER 45.8 5.6 11.2 4.6 GAINS ON SALE OF INVESTMENTS 9.5 1.2 9.5 3.9 GAINS ON SALE OF CREDIT CARDS 5.5 .7 0 0 DERIVATIVE GAIN (LOSS) (1.3) (.2) (1.1) (.4) 59.50 7.3 19.6 8.1 TOTAL REVENUE 814.4 100.0 241.0 100.0 (1) On a tax equivalent basis.

SOURCES OF REVENUE LOAN INCOME(1) 2004% 3/2005 % COMMERCIAL 130.4 28.5 43.4 29.0 CONSUMER 174.4 38.0 47.3 31.6 RESIDENTIAL MORTGAGES 153.7 33.5 59.0 39.4 458.5 100.0 149.7 100.0 (1)On a Tax Equivalent basis

PROFITABILITY 2002 2003 2004 3/1/2005 0.219 0.252 0.2333 0.2544 Return on Average Assets Return on Average Common Equity 2002 2003 2004 3/1/2005 0.0123 0.0146 0.0131 0.014 SUPERIOR PROFITABILITY RATIOS

PROFITABILITY One of First BanCorp's Competitive Advantages Above Average Efficiency Ratio 2002 2003 2004 3/1/2005 0.4081 0.3991 0.3974 0.4075 2002 2003 2004 3/1/2005 0.0151 0.0157 0.0133 0.0138 Expense to Average Assets Efficiency Ratio

Net Interest Income Net Interest Margin (1) 2002 2003 2004 3/1/2005 0.0356 0.0324 0.034 0.0333 2002 2003 2004 3/1/2005 267 292 383 110 (1) Ratio calculated on a tax equivalent basis. ($ In millions) NET INTEREST INCOME AND MARGIN Growth in Loan Portfolio Fueling NII Earnings Growth.

ASSET GROWTH Consistent Asset and Loan Growth 2002 2003 2004 3/1/2005 9644 12668 15620 17384 Assets ($ in millions) 2002 2003 2004 3/1/2005 5638 7045 9478 10968 Loans

LOAN PORTFOLIO (MILLIONS $) 2004 % of Total March 2005 % of Total Commercial Loans: Commercial C & I 1,862 19.7 1,992 18.1 Commercial Mortgages 944 10.0 1,232 11.2 Construction 401 4.2 478 4.4 3,207 33.9 3,702 33.7 Consumer Loans: Personal Loans 421 4.4 430 3.9 Auto & Leasing 1,041 11.0 1,137 10.4 Others 124 1.3 142 1.3 1,586 16.7 1,709 15.6 Residential Mortgages: 4,685 49.4 5,557 50.7 9,478 100.0 10,968 100.0

ASSET QUALITY- NON PERFORMING LOANS Consistent Improvement in Non-Performing Loans Ratio 2002 2003 2004 3/1/2005 0.0163 0.0121 0.0097 0.0081 2002 2003 2004 3/1/2005 91.8 85.5 91.7 88.9 Total Non-Performing Loans Non-Performing Loans to Total Loans ($ in millions)

ASSET QUALITY-RESERVES Excellent Reserve Coverage Ratio Consistent Reduction in Write-Off Ratio Allowance for Loan Losses to Non Performing Loans 2002 2003 2004 3/1/2005 0.0087 0.0066 0.0048 0.0037 2002 2003 2004 3/1/2005 1.2195 1.4777 1.5386 1.6219 Net Charge Offs to Average Loans Outstanding

INVESTMENT PORTFOLIO (MILLIONS) AT MARCH 31, 2005 Held to Available Maturity Yield for Sale Yield Total (at amortized cost) (at fair value) US Agencies 2,355.7 288.3 2,644.0 US Gov't Obligation 160.7 0 160.7 PR Gov't Obligation 13.8 24.9 38.7 Total US & PR 2,530.2 5.66 313.2 4.40 2,843.4 Mortgage Backed Securities: Freddie Mac 29.2 7.2 36.4 Fannie Mae 1,437.0 1,023.4 2,460.4 GNMA 1.5 93.3 94.8 Mortgage pass through certificates 0 267.1 267.1 1,467.7 3.94 1,391.0 5.09 2,858.7 Corporate Bonds 29.1 7.44 44.0 5.21 73.1 Equity Securities 0 _____ 50.4 1.49 50.4 4,027.0 5.05 1,798.6 4.89 5,825.6

FUNDING FUNDING COMPOSITION at March 31, 2005 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Common Capital Sub Notes Other Liabilities Repurchase Agreements Notes Payable Payable fo Unsellted Trade FHLB Advances Transac. Accounts Savings Accounts Certificates of Deposit Preferred Capital 0.0393 0.0048 0.0211 0.2474 0.0234 0.0309 0.0755 0.059 0.0602 0.4068 0.0316 Total Liabilities and Capital $17,384MM Certificates of Deposits 40.68% Preferred Capital 3.16% Savings Accounts 6.02%%

CAPITAL and CAPITAL RATIOS FIRSTBANK AND FIRST BANCORP 12-31-02 12-31-03 12-31-04 3/31/05 FB FBC FB FBC FB FBC FB FBC LEVERAGE 6.62 7.35 7.38 8.35 7.50 9.25 7.38 8.91 TIER I R.W. 10.68 11.90 12.00 13.65 11.03 13.57 10.59 12.33 TOTAL R.W. 12.50 13.75 13.49 15.22 12.28 14.89 11.84 13.62 REGULATORY 740 817 974 1,104 1,197 1,466 1,242 1,485 CAPITAL ($ in Millions) FB = FirstBank Puerto Rico FBC = First BanCorp

BUSINESS STRATEGY TO BE IMPLEMENTED BY WINNING TEAM INCREASE MARKET SHARE FOR COMMERCIAL & CONSUMER LOANS. EXPAND BRANCH NETWORK TO INCREASE SHARE OF DEPOSITS. INCREASE MORTGAGE ORIGINATIONS VIA FIRSTMORTGAGE TO CAPTURE HIGHER SHARE.

BUSINESS STRATEGY EXPAND EASTERN CARIBBEAN MARKET PRESENCE. CONTINUE EXPANSION IN FLORIDA MARKET. •LOAN OFFICE •ACQUISITIONS CONTINUE GROWTH IN INSURANCE BUSINESS. CONTINUE TO EXPLOIT VARIOUS ALLIANCES.

BUSINESS STRATEGY MAXIMIZE SPREAD INCOME ON INVESTMENTS AND GAINS ON SALE. ENHANCE CROSS SELLING POTENTIAL.

BUSINESS STRATEGY ALL STRATEGIES WITHIN PRUDENT CREDIT AND INTEREST RATE RISK MANAGEMENT. EXCELLENT GOVERNANCE, INTERNAL CONTROLS, AND REGULATORY COMPLIANCE ARE KEY TO OUR STRATEGY.

CAUTIONARY LANGUAGE The forward looking statements presented today including, among other things, projections with respect to revenue and earnings growth and the Company's plans and objectives, are subject to risks and uncertainties. Various factors, including regional and national economic conditions, substantial changes in levels of market interest rates, credit and other risks of lending and investment activities, competitive and regulatory factors and legislative changes, as well as other factors described in the SEC filings referred to below, could affect the Company's financial performance and could cause actual results for future periods to differ materially from those anticipated or projected. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses, the level of capital market activity, inaccuracies in management projections or market forecasts, the actions that management could take in response to these changes and other factors described in the SEC filings referred to below. For additional detailed information, we refer you to the discussions under the heading "Forward Looking Statements" in the Company's Annual Report on form 10-K for the year ended December 31, 2004 and our most recent Quarterly Report on form 10-Q, filed with the SEC. These forward looking statements speak only as of June 23, 2005. We will not update forward looking statements to reflect facts, assumptions, circumstances, or events which have changed after they were made.